UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2024

iCoreConnect Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [☒]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 19, 2024, iCoreConnect, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”), which Special Meeting was originally convened on September 16, 2024 and adjourned to September 19, 2024. As of July 18, 2024, the record date for the Special Meeting, there were 10,257,432 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 5,249,670 shares, or 51.17%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. The proposals are described in greater detail in the Definitive Proxy Statement of the Company (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 5, 2024, the relevant portions of which are incorporated herein by reference. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

Each of the proposals summarized below were approved by the Company’s stockholders.

Proposal 1. The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 11,203,700 shares of Company common stock upon the exercise of certain warrants issued on July 31, 2024 in a private placement, as described in more detail in the Proxy Statement, by the following vote:

Votes For	Votes Against	Abstain
5,191,333	57,552	785

Proposal 2. The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of all of the shares of Company common stock upon conversion of an amended convertible note, amended as of August 13, 2024, as described in more detail in the Proxy Statement, by the following vote:

Votes For	Votes Against	Abstain
5,150,392	98,473	805

Proposal 3. The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of all of the shares of Company common stock issuable pursuant to the Strata Purchase Agreement dated August 16, 2024 with Clearthink Capital Partners, LLC, as described in more detail in the Proxy Statement, by the following vote:

Votes For	Votes Against	Abstain
5,156,739	92,146	785

Proposal 4. The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of all of the shares of Company common stock upon conversion of convertible notes dated August 1, 2024 issued in connection with the exchange and/or extension of certain outstanding indebtedness of the Company, as described in more detail in the Proxy Statement, by the following vote:

Votes For	Votes Against	Abstain
5,156,726	92,123	821

Proposal 5. The Company’s stockholders approved an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the above proposals, as described in more detail in the Proxy Statement, by the following vote:

Votes For	Votes Against	Abstain
5,210,076	38,836	758

Other than the five proposals summarized above, no other item of business was submitted at the Special Meeting for stockholder action.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iCoreConnect Inc. (Registrant)

Dated: September 20, 2024	By:	/s/ Robert McDermott
	Name:	Robert McDermott
	Title:	President and Chief Executive Officer

3